UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23377

Tidal Trust I
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust I
234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2025

Date of reporting period: July 31, 2025

Item 1. Reports to Stockholders.

Academy Veteran Bond ETF Tailored Shareholder Report

annual Shareholder Report July 31, 2025

Academy Veteran Bond ETF

(f/k/a Academy Veteran Impact ETF)

TICKER: VETZ (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the Academy Veteran Bond ETF (the "Fund") for the period August 1, 2024 to July 31, 2025. You can find additional information about the Fund at www.academyetfs.com. You can also request this information by contacting us at (866) 631-0504 or by writing the Fund at Academy Veteran Bond ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

This report describes changes to the Fund that occurred after the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Academy Veteran Bond ETF	$36	0.35%

Cumulative Performance

(Initial Investment of $10,000)

Academy Veteran Bond ETF - $10,979
Bloomberg U.S. Aggregate Bond Index - $10,927
Bloomberg U.S. Mortgage-Backed Securities Index - $10,914
$11,250
$11,000
$10,750
$10,500
$10,250
$10,000
$9,750
$9,500
$9,250
8/1/2023
9/30/2023
11/30/2023
1/31/2024
3/31/2024
5/31/2024
7/31/2024
9/30/2024
11/30/2024
1/31/2025
3/31/2025
5/31/2025
7/31/2025

Annual Performance

Annualized Returns for the Period Ended July 31, 2025	One Year	Since Inception (8/1/2023)
Academy Veteran Bond ETF	4.03%	4.78%
Bloomberg U.S. Aggregate Bond Index	3.38%	4.53%
Bloomberg U.S. Mortgage-Backed Securities Index	3.36%	4.47%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.academyetfs.com for more recent performance information.

How did the Fund perform in the past year?

The Fund is an actively-managed, exchange-traded fund that invests in high-quality mortgage-backed securities (MBS) and asset-backed securities (ABS) designed to provide broad portfolio diversification with minimal corporate credit risk. By leveraging loan-level analysis and quantitative modeling, the Fund seeks to outperform the Bloomberg U.S. Mortgage-Backed Securities Index by identifying and investing in undervalued assets with favorable borrower behavior. For the fiscal year ended July 31, 2025, the Fund returned 4.03% net of fees, outperforming the Bloomberg U.S. Mortgage-Backed Securities Index, which posted a return of 3.36%. During the same period, the Bloomberg U.S. Aggregate Index returned 3.38%. Since the Fund's inception (August 1, 2023) through July 31, 2025, the Fund had an annualized return of 4.78% net of fees, outperforming the Bloomberg U.S. Mortgage-Backed Securities Index, which posted a return of 4.47%. During the same period, the Bloomberg U.S. Aggregate Index returned 4.53%.

Academy Veteran Bond ETF Tailored Shareholder Report

What Factors Influenced Performance?

Active security selection within the agency MBS and ABS markets contributed positively to the Fund's relative performance during the fiscal year. Lower coupon bonds, which are more sensitive to interest rate fluctuations, generally fared better during the period.

Several factors influenced the performance of U.S. agency MBS over the past year. Interest rate volatility, fueled by uncertainty surrounding the Federal Reserve's monetary policies, changes in long-term interest rates, and tighter mortgage spreads weighed on MBS valuations. Throughout the year, the Federal Reserve lowered its policy rate by a total of 100 basis points, while the yield on 10-year U.S. Treasuries saw a modest increase from 4.03% to 4.37%. This rise in yields negatively impacted MBS price returns. Option-Adjusted Spreads (OAS) on the Bloomberg U.S. Mortgage-Backed Securities Index narrowed by 4 basis points (bps) to 40 bps, as market participants navigated the outlook for interest rates. Additionally, spreads on small business loan asset-backed securities tightened by 10 bps due to heightened demand. Tighter spreads in MBS and ABS had a positive impact on price returns. Mortgage rates have stabilized, with the national average for a 30-year fixed-rate mortgage essentially flat at 6.72%. Mortgage refinancing remained subdued for most of the year due to the high-rate environment. Housing activity remains low due to high mortgage rates and overall affordability challenges. Limited housing supply continued to drive national home prices higher, with the S&P CoreLogic Case-Shiller U.S. National Home Price Index rising 2.3% year over year as of May 31, 2025.

Positioning (as of July 31, 2025)

Top Contributors to Performance	Top Detractors to Performance
Ginnie Mae II Pool CN0347 I 3.00% I 9/20/2052	Ginnie Mae II Pool BS8912 I 3.00% I 2/20/2050
Ginnie Mae II Pool CK2586 I 3.00% I 4/20/2052	Ginnie Mae II Pool BX2636 I 2.50% I 10/20/2050
Ginnie Mae II Pool CV7142 I 4.50% I 7/20/2050	Ginnie Mae II Pool MA8782 I 2.00% I 12/20/2051
Ginnie Mae II Pool CQ2299 I 3.00% I 11/20/2052	Ginnie Mae II Pool MA8860 I 2.00% I 8/20/2052
Ginnie Mae II Pool CO5999 I 3.00% I 9/20/2052	Ginnie Mae II Pool 785510 I 2.50% I 1/20/2051
Ginnie Mae II Pool 787240 I 5.00% I 1/20/2054	Ginnie Mae II Pool MA8417 I 4.00% I 11/20/2052
Ginnie Mae II Pool MA9093 I 5.00% I 8/20/2053	Ginnie Mae II Pool MA8783 I 2.50% I 3/20/2052
Ginnie MaeII Pool MA9710 I 4.50% I 5/20/2054	Ginnie Mae II Pool BZ0238 I 2.50% I 3/20/2051
Ginnie Mae II Pool CD4331 I 2.00% I 4/20/2051	Ginnie Mae II Pool MA8712 I 4.00% I 3/20/2053
Ginnie Mae II Pool CV6338 I 5.50% I 7/20/2053	Ginnie Mae II Pool MA9481 I 2.00% I 1/20/2054

Impact

The Fund seeks to positively impact active duty service members and veterans. As of the fiscal year end, the Fund held 1,084 veteran loans resulting in $6.2 million in savings to these individuals.

Academy Veteran Bond ETF Tailored Shareholder Report

Key Fund Statistics

(as of July 31, 2025)

Fund Size (Thousands)	$79,437
Number of Holdings	111
Total Advisory Fee Paid	$260,289
Portfolio Turnover Rate	18%

What did the Fund invest in?

(as of July 31, 2025)

Sector Breakdown

(% of total net assets)

Percentages are based on total net assets. Cash & Cash Equivalents represents short-term investments and other assets in excess of liabilities.

Top Issuers	(% of Total Net Assets)
Ginnie Mae II Pool	80.9
Small Business Administration Pools	15.7
First American Government Obligations Fund	2.0
Ginnie Mae I Pool	0.9

This is a summary of certain changes to the Fund. For more complete information, you may review the Fund's prospectus, which is available at www.academyetfs.com or upon request by calling (866) 631-0504.

Effective September 4, 2025, the Fund's name changed from "Academy Veteran Impact ETF" to "Academy Veteran Bond ETF." There are no changes to the Fund's investment objective or portfolio management as a result of the name change.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.academyetfs.com.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there are at least two audit committee financial expert serving on its audit committee. Mr. Dusko Culafic and Mr. Eduardo Mendoza are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Academy Veteran Impact ETF

	FYE 7/31/2025	FYE 7/31/2024
( a ) Audit Fees	$15,500	$14,500
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	$3,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2025	FYE 7/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 7/31/2025	FYE 7/31/2024
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

July 31, 2025

Tidal Trust I

Academy Veteran Impact ETF | VETZ | NYSE Arca, Inc.

Academy Veteran Impact ETF

Schedule of Investments	Academy Veteran Impact ETF
July 31, 2025

MORTGAGE-BACKED SECURITIES – 81.8%	Par	Value
Ginnie Mae I Pool
Pool 615400, 4.50%, 08/15/2033	$352,331	$351,521
Pool 666291, 2.50%, 12/15/2042	77,392	66,209
Pool 682229, 4.00%, 07/15/2049	157,939	147,812
Pool AD0997, 2.50%, 04/15/2043	38,417	32,873
Pool AD0998, 2.50%, 04/15/2043	106,883	91,242
Pool AD0999, 2.50%, 05/15/2043	9,974	8,534
Ginnie Mae II Pool
Pool 784981, 3.50%, 04/20/2050	972,729	877,873
Pool 785510, 2.50%, 01/20/2051	1,905,993	1,569,199
Pool 786095, 3.00%, 04/20/2052	71,474	62,061
Pool 786134, 3.00%, 04/20/2052	2,692,780	2,319,200
Pool 786463, 3.50%, 12/20/2052	2,044,439	1,801,639
Pool 786464, 2.50%, 12/20/2052	422,743	341,953
Pool 786552, 2.00%, 12/20/2052	433,837	340,830
Pool 786723, 3.50%, 11/20/2052	315,508	281,204
Pool 786724, 2.50%, 01/20/2053	875,245	707,978
Pool 786784, 4.50%, 06/20/2053	705,113	667,430
Pool 786793, 2.00%, 12/20/2052	439,296	345,119
Pool 786842, 4.00%, 04/20/2053	830,596	758,422
Pool 787240, 5.00%, 01/20/2054	2,173,138	2,114,778
Pool 787975, 5.50%, 05/20/2055	349,217	348,299
Pool BK5879, 4.50%, 11/20/2048	168,393	159,512
Pool BS8626, 3.00%, 02/20/2050	829,727	724,374
Pool BS8891, 3.50%, 02/20/2050	1,158,048	1,048,006
Pool BS8912, 3.00%, 02/20/2050	923,922	806,609
Pool BT1911, 3.50%, 12/20/2050	134,906	121,434
Pool BU6116, 2.50%, 04/20/2050	60,009	50,266
Pool BU6352, 3.50%, 06/20/2051	167,643	150,378
Pool BV1199, 3.50%, 05/20/2050	136,380	122,761
Pool BX2636, 2.50%, 10/20/2050	702,855	588,465
Pool BY0769, 2.50%, 09/20/2050	874,143	730,953
Pool BZ0238, 2.50%, 03/20/2051	1,852,947	1,538,549
Pool CD4331, 2.00%, 04/20/2051	425,769	340,260
Pool CK2586, 3.00%, 04/20/2052	1,338,316	1,162,063
Pool CL5518, 3.00%, 03/20/2052	1,964,288	1,705,596
Pool CL5523, 3.00%, 04/20/2052	1,201,114	1,042,930
Pool CN0347, 3.00%, 09/20/2052	322,751	280,242
Pool CN5150, 2.50%, 07/20/2052	942,208	781,218
Pool CN6487, 3.00%, 06/20/2052	911,152	791,155
Pool CN6885, 3.50%, 05/20/2052	82,037	73,355
Pool CN8589, 4.00%, 08/20/2052	350,328	319,887
Pool CO4367, 5.00%, 08/20/2052	132,411	128,809
Pool CO5989, 3.00%, 02/20/2052	1,020,844	880,085
Pool CO5999, 3.00%, 09/20/2052	669,198	576,926
Pool CQ2299, 3.00%, 11/20/2052	549,530	476,620
Pool CQ5485, 4.50%, 11/20/2052	352,572	334,629
Pool CR2134, 3.50%, 09/20/2060	665,940	585,069
Pool CT5959, 4.50%, 04/20/2053	760,986	721,563
Pool CT6282, 4.50%, 02/20/2062	464,624	439,806
Pool CT9943, 5.00%, 04/20/2053	1,331,060	1,295,315
Pool CU0134, 4.50%, 05/20/2053	583,469	553,107
Pool CU4415, 6.50%, 05/20/2053	202,108	207,771
Pool CU5352, 5.50%, 08/20/2053	430,416	430,354
Pool CV1066, 5.00%, 06/20/2053	607,251	590,944
Pool CV6338, 5.50%, 07/20/2053	1,233,018	1,234,377
Pool CV6387, 5.00%, 06/20/2053	679,063	660,827
Pool CV6664, 5.50%, 06/20/2053	296,802	297,507
Pool CV7142, 4.50%, 07/20/2050	1,367,753	1,296,262
Pool CW6876, 7.00%, 08/20/2053	33,495	34,270

The accompanying notes are an integral part of these financial statements.	1

Schedule of Investments	Academy Veteran Impact ETF
July 31, 2025

Pool CY9047, 5.50%, 03/20/2054	1,010,019	1,010,113
Pool DG4649, 5.50%, 12/20/2054	582,020	578,369
Pool MA2752, 2.50%, 04/20/2045	998,452	854,430
Pool MA2824, 2.50%, 05/20/2045	681,247	582,980
Pool MA5386, 3.00%, 08/20/2048	159,108	138,600
Pool MA6464, 3.00%, 02/20/2050	120,397	103,959
Pool MA7191, 1.50%, 02/20/2051	321,710	249,681
Pool MA7906, 2.00%, 03/20/2037	635,365	576,365
Pool MA8040, 1.50%, 04/20/2052	547,866	416,781
Pool MA8095, 1.50%, 12/20/2043	102,209	86,570
Pool MA8173, 2.50%, 08/20/2037	221,848	205,214
Pool MA8239, 2.00%, 02/20/2037	437,415	404,028
Pool MA8314, 2.00%, 01/20/2037	109,070	100,745
Pool MA8417, 4.00%, 11/20/2052	1,811,489	1,633,136
Pool MA8710, 3.00%, 01/20/2052	1,396,220	1,200,057
Pool MA8712, 4.00%, 03/20/2053	3,520,721	3,176,111
Pool MA8782, 2.00%, 12/20/2051	745,710	585,844
Pool MA8783, 2.50%, 03/20/2052	1,278,561	1,032,474
Pool MA8860, 2.00%, 08/20/2052	790,518	621,045
Pool MA8862, 3.00%, 01/20/2053	1,567,039	1,346,878
Pool MA8941, 2.00%, 06/20/2053	1,494,428	1,208,748
Pool MA9093, 5.00%, 08/20/2053	1,515,996	1,479,224
Pool MA9153, 2.50%, 09/20/2053	812,873	656,418
Pool MA9157, 4.50%, 09/20/2053	1,510,689	1,424,802
Pool MA9223, 3.00%, 04/20/2052	2,853,024	2,452,188
Pool MA9224, 3.50%, 10/20/2053	832,018	732,727
Pool MA9287, 3.00%, 02/20/2052	849,646	730,275
Pool MA9344, 3.00%, 09/20/2053	193,656	166,240
Pool MA9406, 3.50%, 11/20/2053	1,122,807	988,814
Pool MA9481, 2.00%, 01/20/2054	3,222,167	2,602,249
Pool MA9593, 6.00%, 04/20/2054	651,772	657,859
Pool MA9710, 4.50%, 05/20/2054	280,373	262,699
Pool MA9893, 5.50%, 09/20/2054	168,550	167,729
TOTAL MORTGAGE-BACKED SECURITIES (Cost $65,274,478)		64,949,782

ASSET BACKED SECURITIES – 15.7%
Small Business Administration Pools(a)
Pool 530428, 5.05% (Prime Rate + (2.45%)), 10/25/2033	284,379	285,375
Pool 530439, 5.05% (Prime Rate + (2.45%)), 10/25/2033	727,741	730,291
Pool 530455, 5.15% (Prime Rate + (2.35%)), 11/25/2033	1,162,491	1,169,421
Pool 530472, 5.20% (Prime Rate + (2.30%)), 12/25/2033	287,818	289,804
Pool 530560, 4.80% (Prime Rate + (2.70%)), 05/25/2034	486,953	486,179
Pool 530574, 4.80% (Prime Rate + (2.70%)), 05/25/2034	402,386	401,750
Pool 530588, 4.80% (Prime Rate + (2.70%)), 08/25/2034	731,987	730,784
Pool 530592, 6.50% (Prime Rate + (1.00%)), 08/25/2034	256,818	266,065
Pool 530612, 4.80% (Prime Rate + (2.70%)), 08/25/2034	426,992	426,294
Pool 530631, 4.85% (Prime Rate + (2.65%)), 08/25/2034	168,727	168,646
Pool 530653, 4.85% (Prime Rate + (2.65%)), 09/25/2034	67,853	67,822
Pool 530692, 4.85% (Prime Rate + (2.65%)), 11/25/2034	411,862	411,646
Pool 530776, 4.85% (Prime Rate + (2.65%)), 03/25/2035	581,541	581,117
Pool 530809, 5.63% (Prime Rate + (1.88%)), 08/25/2035	245,457	249,931
Pool 530810, 4.85% (Prime Rate + (2.65%)), 04/25/2035	392,095	391,819
Pool 530832, 4.91% (Prime Rate + (2.59%)), 06/25/2050	697,612	696,612
Pool 530851, 7.23% (Prime Rate + (0.27%)), 07/25/2035	472,370	507,243
Pool 530885, 4.95% (Prime Rate + (2.55%)), 07/25/2035	2,400,000	2,421,722
Pool 530887, 6.50% (Prime Rate + (1.00%)), 07/25/2035	2,115,343	2,208,128
TOTAL ASSET BACKED SECURITIES (Cost $12,472,910)		12,490,649

SHORT-TERM INVESTMENTS

The accompanying notes are an integral part of these financial statements.	2

Schedule of Investments	Academy Veteran Impact ETF
July 31, 2025

MONEY MARKET FUNDS - 2.0%	Shares
First American Government Obligations Fund - Class X, 4.23%(b)	1,622,168	1,622,168
TOTAL MONEY MARKET FUNDS (Cost $1,622,168)		1,622,168

TOTAL INVESTMENTS - 99.5% (Cost $79,369,556)		79,062,599
Other Assets in Excess of Liabilities - 0.5%		374,761
TOTAL NET ASSETS - 100.0%		$79,437,360

Percentages are stated as a percent of net assets.

(a)	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of July 31, 2025.

(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

The accompanying notes are an integral part of these financial statements.	3

Statement of Assets and Liabilities	Academy Veteran Impact ETF
July 31, 2025

ASSETS:
Investments, at value (Note 2)	$79,062,599
Interest receivable	297,751
Receivable for investments sold	81,383
Dividends receivable	19,223
Total assets	79,460,956

LIABILITIES:
Payable to adviser (Note 4)	23,596
Total liabilities	23,596
NET ASSETS	$79,437,360

NET ASSETS CONSISTS OF:
Paid-in capital	$79,294,172
Total distributable earnings	143,188
Total net assets	$79,437,360

Net assets	$79,437,360
Shares issued and outstanding(a)	4,025,000
Net asset value per share	$19.74

COST:
Investments, at cost	$79,369,556

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.	4

Statement of Operations	Academy Veteran Impact ETF
For the Year Ended July 31, 2025

INVESTMENT INCOME:
Dividend income	$51,494
Interest income	4,849,876
Total investment income	4,901,370

EXPENSES:
Investment advisory fee (Note 4)	260,289
Total expenses	260,289
NET INVESTMENT INCOME	4,641,081

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(315)
Net realized gain (loss)	(315)
Net change in unrealized appreciation (depreciation):
Investments	(1,694,264)
Net change in unrealized appreciation (depreciation)	(1,694,264)
Net realized and unrealized gain (loss)	(1,694,579)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,946,502

The accompanying notes are an integral part of these financial statements.	5

Statements of Changes in Net Assets	Academy Veteran Impact ETF

	Year ended July 31, 2025	Year ended July 31, 2024(a)
OPERATIONS:
Net investment income (loss)	$4,641,081	$2,618,176
Net realized gain (loss)	(315)	–
Net change in unrealized appreciation (depreciation)	(1,694,264)	1,387,308
Net increase (decrease) in net assets from operations	2,946,502	4,005,484

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(4,603,400)	(2,205,398)
Total distributions to shareholders	(4,603,400)	(2,205,398)

CAPITAL TRANSACTIONS:
Shares sold	7,424,175	71,814,530
ETF transaction fees (Note 9)	5,197	50,270
Net increase (decrease) in net assets from capital transactions	7,429,372	71,864,800

NET INCREASE (DECREASE) IN NET ASSETS	5,772,474	73,664,886

NET ASSETS:
Beginning of the period	73,664,886	–
End of the period	$79,437,360	$73,664,886

SHARES TRANSACTIONS
Shares sold	375,000	3,650,000
Total increase (decrease) in shares outstanding	375,000	3,650,000

(a)	Inception date of the Fund was August 1, 2023.

The accompanying notes are an integral part of these financial statements.	6

Financial Highlights	Academy Veteran Impact ETF
For a share outstanding throughout the periods presented

	Year ended July 31, 2025	Year end July 31, 2024(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.18	$20.00

INVESTMENT OPERATIONS:
Net investment income(b)	1.24	1.10
Net realized and unrealized gain (loss) on investments(c)	(0.45)	(0.05)
Total from investment operations	0.79	1.05

LESS DISTRIBUTIONS FROM:
Net investment income	(1.23)	(0.89)
Total distributions	(1.23)	(0.89)

ETF transaction fees per share	0.00 (d)	0.02
Net asset value, end of period	$19.74	$20.18

TOTAL RETURN(e)	4.03%	5.53%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$79,437	$73,665
Ratio of expenses to average net assets(f)	0.35%	0.35%
Ratio of net investment income (loss) to average net assets(f)	6.24%	5.55%
Portfolio turnover rate(e)(g)	18%	13%

(a)	Inception date of the Fund was August 1, 2023.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.	7

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

 NOTE 1 – ORGANIZATION

The Academy Veteran Impact ETF (the “Fund”) is a diversified series of shares of beneficial interest of Tidal Trust I (formerly, Tidal ETF Trust) (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Academy Asset Management, LLC d/b/a Academy Asset Management (the “Sub-Adviser”) serves as investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on August 1, 2023.

The investment objective of the Fund is to seek to generate current income.

 NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (the “NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Debt securities, including mortgage-backed securities ("MBS"), are valued by using an evaluated mean of the bid and ask prices provided by independent pricing agents. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$–	$64,949,782	$–	$64,949,782
Asset Backed Securities	–	12,490,649	–	12,490,649
Money Market Funds	1,622,168	–	–	1,622,168
Total Investments	$1,622,168	$77,440,431	$–	$79,062,599

B.	Federal Income Taxes. The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one -year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

As of July 31, 2025, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

D.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Share Valuation. The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.	Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. For the year ended July 31, 2025, there were no adjustments made.

 NOTE 3 – PRINCIPAL INVESTMENT RISKS

Agency Small Business Loan & MBS Risk. There is uncertainty as to the current status of many obligations of Fannie Mae or Freddie Mac and other agencies that are placed under conservatorship of the U.S. government. Agency -backed securities may be more sensitive to changes in interest rates than other types of fixed income securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of agency-backed securities. Agency-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Agency-backed securities can also be subject to the risk of default on the underlying small business loans or mortgages, as the case may be. In addition, MBS securities may be subject to extended settlement periods. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Default or bankruptcy of a counterparty to a transaction would expose the Fund to possible loss. These risks may reduce the Fund’s returns.

Counterparty and Issuer Credit Risk. The financial condition of an issuer of a fixed income security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

Exchange Traded Fund (“ETF”) Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., fixed income securities that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid-ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Fixed Income Securities Risk. Typically, the value of fixed income securities changes inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk (discussed below), which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Investments in fixed income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Recent and potential future changes in government monetary policy may also affect the level of interest rates. These changes could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed income securities are also subject to credit risk, prepayment risk (discussed below), valuation risk, extension risk (discussed below), and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed income securities with higher interest rates, such as mortgage-and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. Liquidity risk is the risk that fixed income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

General Market Risk. Securities markets and individual securities will increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Money Market Fund Risk. Money market funds are subject to the risk that they will decline in value due to changes in interest rates. Although each money market fund in which the Fund may invest seeks to maintain a NAV of $1.00 per share, there is no assurance that the underlying fund will be able to do so.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Non-Agency MBS Risk. Non-agency MBS are subject to heightened risks as compared to agency MBS, including that non-agency MBS are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non- agency MBS may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

Prepayment Risk and Extension Risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities. If interests rate rise, then issuers may extend the duration of a fixed income security so that it is paid off more slowly than expected and the value of the security may decline.

Repurchase Agreement Risk. Repurchase agreements may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Sub- Adviser Risk. The Sub-Adviser has experienced professionals who have managed investments in the past, but they do not have long-term experience managing an ETF.

Third-Party Data Risk. The composition of the Fund’s portfolio is heavily dependent on information and data calculated and published by independent third parties (“Third-Party Data”). When Third-Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Third-Party Data been correct and complete.

To-Be-Announced (“TBA”) Transactions Risk. The Fund may enter into TBA transactions for MBS. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

 NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser retains overall responsibility for trading portfolio securities but may delegate trading authority to the Sub-Adviser as outlined in the Sub-Advisory Agreement (defined below). The Adviser selects broker-dealers to execute purchase and sale transactions where applicable and oversees the Sub-Adviser’s trading activities, subject to the supervision of the Board. The Adviser provides oversight of the Sub-Adviser and regularly reviews the Sub-Adviser’s performance in executing investment decisions.

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.35%. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended July 31, 2025 are disclosed in the Statement of Operations.

The Sub-Adviser serves as investment sub-adviser to the Fund, pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.12% of the Fund’s average daily net assets (the “Sub-Advisory Fee”) . The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub- Adviser is a sponsor of the Fund. Under this arrangement, the Sub-Adviser has agreed to provide financial support to the Fund. Every month, Investment Advisory Fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the Investment Advisory Fees from the Fund. In return for its financial support for the Fund, the Adviser has agreed to pay the Sub-Adviser any remaining profits generated by the Investment Advisory Fee. If the amount of the Investment Advisory Fees for the Fund exceeds the Fund’s operating expenses (including the Sub-Advisory Fee) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to the Sub- Adviser. During months when the funds generated by the Investment Advisory Fee are sufficient to cover the Fund’s other operating expenses and the Adviser-retained amount but insufficient to cover the entire Sub-Advisory Fee, the Sub-Advisory Fee is automatically waived. Further, if the amount of the Investment Advisory Fee for the Fund is less than its operating expenses and the Adviser-retained amount, the Sub-Adviser is obligated to reimburse the Adviser for the shortfall. Operating expenses paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

 NOTE 5 – SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund's investment activities are managed by the Adviser, which serves as the Chief Operating Decision Maker ("CODM"). The Adviser is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the

Notes to the Financial Statements	Academy Veteran Impact ETF

July 31, 2025

Adviser evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

 NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from the sales, maturities or paydowns of securities, excluding short-term investments, U.S. government securities and in-kind transactions were $7,794,496 and $1,072,586, respectively.

For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from the sales, maturities or paydowns of long-term U.S. government securities were $10,077,107 and $12,422,729, respectively.

For the fiscal year ended July 31, 2025, there were no in-kind transactions associated with creations and redemptions for the Fund.

 NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended July 31, 2025 and prior fiscal year ended July 31, 2024, were as follows:

Distributions paid from:	July 31, 2025	July 31, 2024
Ordinary Income	$4,603,400	$2,205,398

As of the fiscal year ended July 31, 2025, the components of distributable earnings on a tax basis were as follows:

Investments, at cost	$79,369,556
Gross tax unrealized appreciation	496,062
Gross tax unrealized depreciation	(803,018)
Net tax unrealized appreciation (depreciation)	(306,956)
Undistributed ordinary income (loss)	476,209
Undistributed long-term capital gain (loss)	—
Total distributable earnings	476,209
Other accumulated gain (loss)	(26,065)
Total distributable earnings	$143,188

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the fiscal year ended July 31, 2025, the Fund had not elected to defer any post-October or late-year losses. As of the fiscal year ended July 31, 2025 the Fund had short-term and long-term capital loss carryovers of $23,901 and $2,164, respectively, both of which do not expire.

 NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended July 31, 2025, were as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	-

Notes to the Financial Statements	Academy Veteran Impact ETF
July 31, 2025

Average daily loan outstanding	-
Credit facility outstanding as of July 31, 2025	-
Average interest rate	N/A
Interest rate terms	Prime
Interest rate as of July 31, 2025	7.50%
Expiration date	June 24, 2026

Interest expense incurred for the year ended July 31, 2025 is disclosed in the Statement of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds in the Trust.

The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

 NOTE 9 – SHARES TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front- end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

 NOTE 10 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

 NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective August 1, 2025, U.S. Bancorp Fund Services, LLC, doing business as Global Fund Services, no longer serves as the Sub-Administrator for each series of the Trust. Effective September 4, 2025, the Fund’s name changed from “Academy Veteran Impact ETF” to “Academy Veteran Bond ETF”. Management has determined that there are no other subsequent events that would need to be recognized or disclosed in the Fund’s financial statements.

Report of Independent Registered
Public Accounting Firm	Academy Veteran Impact ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Academy Veteran Impact ETF and

Board of Trustees of Tidal Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Academy Veteran Impact ETF (the “Fund”), a series of Tidal Trust I, as of July 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tidal Investment LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 29, 2025

Other Non-Audited Information	Academy Veteran Impact ETF

July 31, 2025

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended July 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Academy Veteran Impact ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2025, was as follows:

Academy Veteran Impact ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended July 31, 2025, was as follows:

Academy Veteran Impact ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.”

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Academy Veteran Bond ETF Annual Report – Investment Advisory and Sub-Advisory Agreement Renewal

The Board of Trustees (the “Board” or the “Trustees”) of Tidal Trust I (the “Trust”) met at a meeting held on April 3, 2025 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Academy Veteran Bond ETF (f/k/a Academy Veteran Impact ETF) (the “Fund”), a series of the Trust, and Tidal Investments LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund, including recommendations with respect to the hiring, termination, or replacement of sub-advisers to the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of Academy Asset Management, LLC (“Academy” or the “Sub-Adviser”), the Fund’s sub-adviser, and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Sub-Adviser is responsible for trade execution and portfolio investment decisions for the Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.	Investment Performance of the Fund and the Adviser. The Board considered the investment performance of the Fund and the Adviser. The Board also considered the Fund’s performance (at net asset value) against its benchmark indices and a custom peer group. The Board also considered that because the portfolio investment decision-making for the Fund is performed by the Sub-Adviser, the Fund’s performance is not the direct result of investment decisions made by the Adviser.

The Board considered the performance of the Fund on an absolute basis and in comparison to its benchmark index (the Bloomberg U.S. Mortgage-Backed Securities Index) and a secondary index (the Bloomberg U.S. Aggregate Bond Index). The Board also considered comparative information prepared by the Adviser, in partnership with AltaVista Research, LLC, a third-party ETF research firm, utilizing a peer group selection process managed by Barrington Partners (“Barrington”), an independent investment management analytics consulting firm, comparing the Fund to a customized group of ETFs selected by Barrington (the “VETZ Peer Group”). The Board noted that the Fund outperformed the Bloomberg U.S. Mortgage-Backed Securities Index and Bloomberg U.S. Aggregate Bond Index for the one-year and since inception periods ended February 28, 2025. The Board also considered that the Fund’s performance was above the VETZ Peer Group median and average over the one-year period ended February 28, 2025. The Board also noted that the Fund ranked third out of 14 funds in the VETZ Peer Group for the one-year period ended February 28, 2025.

After considering all of the information the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b 1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fees and resources, subject to the Sub-Adviser’s contractual agreement to assume such obligation in exchange for the profits, if any, generated by the Fund’s unitary fee. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement. The Board considered that the Fund’s advisory fee of 0.35% was above the VETZ Peer Group averages of 0.314%, and that the Fund’s expense ratio of 0.35% was above the VETZ Peer Group average of 0.305%.

The Board concluded that the Fund’s expense ratio and the advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s investment strategy. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates from their relationship with the Fund, and the profitability of the Fund’s unitary fee on an aggregate basis. The Board concluded that the fees had not been, and currently were not, excessive, and that while the Fund was not currently profitable on an aggregate basis, the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.	Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that the Fund might realize under the structure of the advisory fee. The Board noted that the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structure.

5.	Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) the approval of the renewal of the Advisory Agreement for an additional term ending April 30, 2026 was in the best interests of the Fund and its shareholders.

At the meeting held on April 3, 2025, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and Academy. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of Academy’s overall services provided to the Fund as well as its specific responsibilities in aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of Seth Rosenthal who serves as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of Academy involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by Academy, including information regarding Academy’s compliance program, its compliance personnel and compliance record, as well as Academy’s cybersecurity program and business continuity plan. The Board noted that Academy manages other separately-managed accounts in a similar strategy to that employed by the Fund.

The Board also considered other services Academy provides to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that Academy is responsible for Fund’s portfolio investment decisions and the trading of the Fund’s portfolio securities, subject to the supervision of the Adviser.

The Board concluded that Academy had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Academy Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as Academy’s compliance program, were satisfactory.

2.	Investment Performance of the Fund and the Sub-Adviser. In considering Fund performance, the Board noted that Academy is responsible for selecting investments for the Fund. Accordingly, the Board considered the performance of the Fund (at net asset value) on an absolute basis, in comparison to its benchmark index (the Bloomberg U.S. Mortgage-Backed Securities Index), in comparison to a secondary index (the Bloomberg U.S. Aggregate Bond Index), and in comparison to the VETZ Peer Group. The Board noted that the Fund outperformed the Bloomberg U.S. Mortgage-Backed Securities Index and Bloomberg U.S. Aggregate Bond Index for the one-year and since inception periods ended February 28, 2025. The Board also considered that the Fund’s performance was above the VETZ Peer Group median and average over the one-year period ended February 28, 2025. The Board also noted that the Fund ranked third out of 14 funds in the VETZ Peer Group for the one-year period ended February 28, 2025. The Board also reviewed the Fund’s performance relative to Academy’s composite of other separately-managed accounts with a similar investment strategy to that employed by the Fund, noting Academy’s representation that any differences in performance for relevant periods were due primarily to security and coupon selection.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that Academy has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from Academy’s continued management.

3.	Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to Academy under the Academy Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the Academy Sub-Advisory Agreement were reasonable in light of the services performed by Academy. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by the Fund are not directly affected by the sub-advisory fees paid to Academy. Consequently, the Board did not consider the cost of services provided by Academy or profitability from its relationship with the Fund to be material factors for consideration given that Academy is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to Academy were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to Academy by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by Academy.

4.	Extent of Economies of Scale as the Fund Grows. Since the sub-advisory fees payable to Academy are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as the Fund’s assets increase.

5.	Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by Academy from its association with the Fund. The Board concluded that the benefits Academy may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Academy Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that Academy provides to the Fund; and (c) the approval of the renewal of the Academy Sub-Advisory Agreement for an additional term ending April 30, 2026 was in the best interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust I

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 3, 2025

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	October 3, 2025

* Print the name and title of each signing officer under his or her signature.